UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

DALRADA TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

wyoming	000-12641	38-3713274
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

600 La Terraza Blvd., Escondido, California		92025
(Address of principal executive offices)		(Zip Code)

(858) 283-1253

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by Dalrada Technology Group, Inc. (the “Company”) on September 22, 2026 (the “Prior 8-K”), effective as of December 31, 2025, Genefic, Inc. (“Genefic”), a wholly owned subsidiary of the Company, together with certain of Genefic’s affiliates and subsidiaries, entered into (i) a Master Performance Standby Letter of Credit and Guaranty Agreement (the “MGA”) with IBS Equity Fund III, LLC (“IBS Fund III”) and (ii) a Master Credit, Security, and Account Purchase Agreement (the “MCSPA”) with IBS Private Credit Fund IV, LLC (“IBS Fund IV” and, together with IBS Fund III, “IBS”), together with related guaranties, a stock and unit pledge agreement, a deposit account control agreement, a secured promissory note, a mutual collateral transfer consent and offset agreement and a pre-funded warrant (collectively, the “Financing Documents”). The Company was a corporate guarantor and pledgor under the Financing Documents, and Brian Bonar, the Company’s Chief Executive Officer and Chairman, was a personal guarantor. As disclosed in the Prior 8-K, IBS did not provide any funding to the Company, Genefic or any of their respective subsidiaries under the Financing Documents, and in September 2026 IBS delivered notices asserting events of default and demanding payment of approximately $1,162,246 in fees, charges and other amounts (the “IBS Notices”), which the Company disputed.

On October 2, 2026, the Company, Genefic and its subsidiaries party to the Financing Documents, Mr. Bonar, IBS Fund III and IBS Fund IV entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”). Under the Settlement Agreement, the Company paid IBS a single lump-sum settlement amount of $20,000 (the “Settlement Amount”), and the closing of the settlement occurred on October 2, 2026 upon IBS’s receipt of the Settlement Amount in cleared funds (the “Closing”). The Settlement Amount is the sole and entire consideration payable by the Company, Genefic, their subsidiaries or Mr. Bonar in respect of the Financing Documents and the IBS Notices, and is inclusive of all fees, charges, costs, expenses, early termination, redemption and other amounts asserted by IBS.

Effective at the Closing: (i) the MGA, the MCSPA and all other Financing Documents terminated and all obligations thereunder were discharged, and no funding commitment survives; (ii) the secured promissory note was cancelled and deemed paid and satisfied in full; (iii) the pre-funded warrant, including all additional purchase and redemption rights thereunder, was cancelled and extinguished, and IBS confirmed that it holds no shares, warrants, options or other equity or purchase rights in the Company or any of its subsidiaries; (iv) the Company’s corporate guaranty, Mr. Bonar’s personal guaranty, the stock and unit pledge agreement and the deposit account control agreement were terminated and released; (v) all liens, security interests, pledges and account-control rights granted to or asserted by IBS in the assets, accounts and equity interests of the Company and its subsidiaries were released, and IBS authorized the filing of termination statements with respect to its financing statement of record; and (vi) the IBS Notices, and every event of default, acceleration, demand, deadline, audit and records requirement and enforcement step asserted in them, were withdrawn, rescinded and of no force or effect.

The Settlement Agreement contains mutual general releases by the Company, Genefic, their subsidiaries and Mr. Bonar, on the one hand, and IBS, on the other hand, of all claims arising out of or relating to the Financing Documents, the IBS Notices and the parties’ commercial relationship, subject to customary exclusions for obligations under the Settlement Agreement itself. IBS agreed to deliver termination and release notices to the depository banks party to the deposit account control agreement, to return or cancel original instruments and any collateral in its possession, to close the related account and portal access, and to return or destroy the Company’s confidential information. The Settlement Agreement also contains customary confidentiality, mutual non-disparagement and non-admission provisions; it compromises disputed claims and does not constitute an admission by any party of any default, liability or wrongdoing. Each party bears its own attorneys’ fees and expenses. The Settlement Agreement is governed by Florida law.

Following the Closing, no amounts remain owing by the Company or any of its subsidiaries to IBS, no indebtedness, guaranty, lien or equity right in favor of IBS remains outstanding, and the Company has no further relationship with IBS. On October 5, 2026, IBS delivered to the Company written confirmation of its receipt of the Settlement Amount, the withdrawal of the IBS Notices, the termination of the Financing Documents, the release of its security interests and the closure of the related account, and a termination statement was filed with the Wyoming Secretary of State with respect to IBS’s financing statement of record.

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The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

The Prior 8-K reported, under Item 2.04, the IBS Notices and IBS’s demand for payment of approximately $1,162,246. As a result of the Settlement Agreement and the Closing described in Item 1.02 of this Current Report, the IBS Notices have been withdrawn, the asserted events of default and acceleration are of no force or effect, and the Company’s and its subsidiaries’ obligations in respect of the amounts demanded have been fully and finally resolved for the $20,000 Settlement Amount. Dalrada and IBS have amicably resolved their commercial differences concerning Project RX and mutually concluded the financing relationship through a settlement providing for mutual releases without an admission of liability. The resolution permits each party to move forward independently.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the effects of the Settlement Agreement, the completion of post-closing deliveries by IBS, including the delivery of bank release notices, the return of original instruments and the filing of financing statement terminations, and the Company’s expectation that it has no further obligations to IBS. These statements are based on current expectations and are subject to risks and uncertainties, including the risk that a party does not perform its post-closing obligations under the Settlement Agreement, and other risks described in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Settlement Agreement and Mutual Release, dated as of October 2, 2026, by and among IBS Equity Fund III, LLC, IBS Private Credit Fund IV, LLC, Dalrada Technology Group, Inc., Genefic, Inc., Genefic Holdings 1, Inc., Genefic Holdings 2, Inc., Genefic RX DX, Inc., Boost Diagnostics, Inc., IV Services, LLC d/b/a Genefic Infusion RX, Genefic Specialty RX, Inc. d/b/a Genefic Specialty Pharmacy, and Brian Bonar.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Certain identified information, including bank account and wire instructions, has been redacted pursuant to Item 601(a)(6) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dalrada Technology Group, Inc.

By: /s/ Brian Bonar

Name: Brian Bonar

Title: Chief Executive Officer and Chairman

Date: October 7, 2026

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